UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead,	California	91770
(Address of principal executive offices)
(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01             Other Events

On November 20, 2025, Southern California Edison Company (the “Company”) issued a press release announcing the commencement of its tender offer (the “Offer”) to purchase for cash any and all of the outstanding 5.45% Fixed-to-Floating Trust Preference Securities (the “Trust Securities”) issued by SCE Trust V, a Delaware statutory trust subsidiary of the Company (the “Trust”). The Offers will expire on December 19, 2025 at 5:00 p.m., New York City time, unless the Company earlier extends or terminates it.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company’s press release dated November 20, 2025 related to the Offers.

Tender Offer Statement

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Trust Securities. A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related materials, has been filed with the Securities and Exchange Commission by the Company. The solicitation and offer to buy shares of the Trust Securities has been made pursuant to the offer to purchase, the letter of transmittal and the related materials that the Company has filed as part of the Schedule TO. Holders of the Trust Securities should carefully read those materials when they are available because they contain important information, including the various terms and conditions of the Offer. Neither the Company nor its directors nor the Trust make any recommendation as to whether to tender shares of the Trust Securities. Holders of the Trust Securities may obtain free copies of the tender offer statement on Schedule TO, the offer to purchase, the letter of transmittal and the related materials that have been filed by the Company with the Securities and Exchange Commission at the commission’s website at www.sec.gov. Holders of the Trust Securities also may obtain a copy of these documents, without charge, from the information agent for the Offer.

Item 9.01             Financial Statements and Exhibits

(d)        Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Southern California Edison Company Press Release dated November 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Brendan Bond
Brendan Bond
Vice President and Treasurer

Date: November 20, 2025